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                                                                      EXHIBIT 23

                               AUDITORS' CONSENT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of the company, of our report dated January 29, 2004 relating to the financial statements, which appears in the company's Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


CHARTERED ACCOUNTANTS
Calgary, Canada
June 9, 2004